Goodwill and Other Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of other intangible assets
	December 31, 2022	December 31, 2021	Weighted average amortization period

Cost:
Customer relationship*	1,032	728	8.8
Non-competition*	270	-	4

	1,302	728
Accumulated amortization:
Customer relationship*	758	708
Non-competition*	58

	816	708

Amortized cost	$486	$20

(*)	Regarding intangibles acquired as part of business combination transaction during 2022 , see Note 3 above.

Schedule of carrying amount of goodwill
Goodwill
Balance as of January 1 and December 31, 2021	4,676
Changes during 2022
Acquisition of Dagesh (*)	219
Impairment of Goodwill (See Note 2j)	-
Balance as of December 31, 2022	$4,895

(*)

See note 3

As part of the purchase price allocation for the acquisition, the Company recorded goodwill in the amount of $219. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets. Goodwill has an indefinite useful life and therefore is not amortized as an expense (the goodwill balance is not deductible for income tax purposes), but is reviewed annually for impairment of its fair value to the Company. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies.

The acquired business operations was determined to be included in the RFID segment.